Global NuTech Announces Acquisition of Petrochemical Services Company

Fishbone Solutions, Ltd.

February 9, 2012 – Houston, Texas.  Global NuTech, Inc. (OTCQX:BOCL)  dba Texas Gulf Energy Inc. www.tgnrg.com, announced today that the company has acquired 100% of the equity interests of Texas based Fishbone Solutions Ltd. (Fishbone).  Founded in 1999, Fishbone provides experienced, high quality management, advisory and technical services for the petrochemical industry.  Initially formed as a turnaround planning and scheduling company, Fishbone Solutions LLC expanded its services over its 13 year history to include capital project management, professional safety services, field design/engineering, and other related advisory services.   Completed or pending projects include turnarounds, capital projects, revamps and new construction for major energy clients throughout the USA.

David Mathews, CEO of Texas Gulf Energy said   “Fishbone Solutions is an excellent addition to our rapidly growing family of companies serving the energy sector in the USA and internationally.   We are fortunate to have Fishbone Solutions Partner John Sloan and the entire Fishbone team joins us in building Texas Gulf Energy into one of the nation’s premier integrated providers of fast track construction services and project management in the energy services sector.“

Fishbone Solutions Partner John Sloan added “ Given the synergies between our companies, we believe that becoming part of Texas Gulf can propel us to even  greater levels of client satisfaction and success, and I am honored to join as the Vice President of Sales and Marketing for Texas Gulf energy. We are looking forward to introducing our innovative approach to project and construction services in the oil and gas industry and expect a bright future together.”

About Fishbone Solutions, Ltd.

Fishbone Solutions provides experienced personnel and systems to ensure repeatable performance in the following services:   primavera scheduling, field design and drafting, P & ID updates, CAD work for fabrication, SCOPE Software for field planning, subcontract management, project management, project controls, material procurement and management, and construction related administration functions. We use enhanced digital photography in our SCOPE Development Process and we  supply high quality teams to define, schedule and manage projects from “Cradle to Grave” nationwide.

About Global NuTech, Inc./International Plant Services

Global NuTech, Inc. (OTCBB: BOCL) Since its founding in 2003, our flagship subsidiary, International Plant Services, has deployed thousands of engineering, construction, technical, skilled crafts and project manager personnel to major international energy companies including Exxon Mobil, Conoco Phillips, Chevron, Valero, and many others. We are particularly well known throughout the energy markets for our ability to provide professional, experienced and well trained teams to maximize the ability of our customers to complete major projects safely, on time and on budget. Now entering our tenth year in business, we have vertically integrated our service offering into other energy market segments, including wellhead services, oil and gas production, and professional consulting services both domestically and internationally to better serve the needs of our customers.

Contact:  Craig Crawford, 281-867-8400, or email info@iplantsrv.com

Precautionary and Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," 'expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in BOCL’s disclosures or filings with the SEC. You are further cautioned that penny stocks, like BOCL, are inherently volatile and risky and that no investor should buy this stock unless they can afford the loss of their entire investment.